UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Fenimore Asset Management Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Equity-Income Fund

Dear Shareholder:

I am happy to have this opportunity to provide you with the enclosed materials concerning Fenimore Asset Management Trust (the “Trust”) and its two mutual funds, FAM Value Fund and FAM Equity-Income Fund (the “Funds”). The Board of Trustees of the Trust has called a special meeting of shareholders to be held on February 26, 2007 at the offices of the Trust located at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To elect six Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the nominees presented.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than February 26, 2007. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Funds at (800) 453-4392.

Sincerely,

/s/ Thomas O. Putnam

Thomas O. Putnam

President and Trustee

Fenimore Asset Management Trust

FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Equity-Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 26, 2007

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Fenimore Asset Management Trust (the “Trust”), will be held on February 26, 2007, at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect six Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of any Fund listed above as of the close of business on December 29, 2006 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Trustees

/s/ Joseph A. Bucci

Joseph A. Bucci

Secretary
Fenimore Asset Management Trust

December 29, 2006

FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

FAM Equity-Income Fund

384 North Grand Street

Cobleskill, New York 12043

________

PROXY STATEMENT

________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2007

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Fenimore Asset Management Trust (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on February 26, 2007, at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of either of the Funds at the close of business on December 29, 2006 (the “Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about January 19, 2007.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of the Trust on the Record Date shall constitute a quorum at the Meeting, permitting action to be taken.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Funds or an affiliate or agent of the Funds, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to vote such shares in favor of the Proposal. If a service agent is not a member of the New York Stock Exchange, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on the Proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

The most recent annual report of the Funds, including financial statements, for the fiscal year ended December 31, 2005,and the most recent semi-annual report for the Funds for the semi-annual period ended June 30, 2006, have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder reports free of charge, please contact the Funds by calling 1-800-453-4392. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

__________

PROPOSAL 1--All Funds

ELECTION OF TRUSTEES

__________

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect members of the Board of Trustees. The Board of Trustees oversees the operations and management of each of the Funds and meets regularly to review the business and investment activities of the Funds. The current Board of Trustees has deemed it advisable and in the best interests of the shareholders of the Funds to elect a new Trustee to fill a vacancy being created upon the upcoming retirement of one of the current Trustees. The Investment Company Act of 1940 (the “Investment Company Act”) requires that a specific percentage of Trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of six Nominees, which includes five of the current Trustees.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, age and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an “Independent Trustee”). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust. For purposes of this Proxy Statement, “Fund Complex” means the two Funds of the Trust. In the event that all of the Trustee Nominees are elected, the Independent Trustees would then represent more than 75% of the Board.

Name, Address, and Age	Position(s) with the Trust, Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Nominees
Fred “Chico” Lager* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 51	Trustee since 1996	Business Consultant; Retired President & CEO of Ben & Jerry’s Homemade, Inc.	2	N/A
C. Richard Pogue* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 69	Trustee since 2000	Retired Executive Vice President, Investment Company Institute	2	N/A
John J. McCormack* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 61	Chairman of the Board since 2006; Trustee since 2004	Retired Group President TIAA-CREF Enterprises	2	N/A
Kevin J. McCoy c/o 384 North Grand St. Cobleskill, NY 12043 Age: 54	N/A – Nominee	Principal, Marvin and Company, P.C., certified public accounting firm	2	N/A
Barbara V. Weidlich* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 61	Trustee since 2004	President, National Investment Company Service Association; Managing Director-DEXIA BIL Fund Service, Dublin, Ireland	2	N/A
Interested Nominee
Thomas O. Putnam*[2] 384 North Grand St. Cobleskill, NY 12043 Age: 61	President and Trustee since 1986.	Chairman, Fenimore Asset Management, Inc.	2	N/A

_____________________

[1]	Each Trustee holds office indefinitely until his or her successor is elected and qualified.
[2]

Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment adviser, is considered to be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Each of the these officers are also officers and/or employees of Fenimore Asset Management, Inc., the Trust’s investment adviser.

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) during Past 5 Years
Joseph A. Bucci 384 North Grand St. Cobleskill, NY 12043 Age: 53	Secretary and Treasurer since 2000	Controller, Fenimore Asset Management, Inc.
Thomas O. Putnam 384 North Grand St. Cobleskill, NY 12043 Age: 62	President and Trustee since 1986; Chairman from 1986 – November 2004	Chairman, Fenimore Asset Management, Inc.
Charles Richter, Esq. 384 North Grand St. Cobleskill, NY 12043 Age: 50	Chief Compliance Officer since 2005	Prior to October 2004, Chief Operating Officer and Chief Compliance Officer, Manarin Securities Corporation and Chief Compliance Officer, Manarin Investment Counsel, Omaha, NE

BOARD COMMITTEES

The Board of Trustees have established an Audit Committee, a Nominating and Corporate Governance Committee, and a Valuation Committee. The Audit Committee, which is composed of at least three of the Trust’s Independent Trustees, is composed of Messrs. Lager, Pogue, McCormack and Ms. Weidlich. The Audit Committee: (i) selects the Trust's independent registered public accounting firm and recommends to the Board of Trustees the selection; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent registered public accounting firm; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the year ended December 31, 2006, the Audit Committee met twice.

The Nominating and Corporate Governance Committee is composed of the Independent Trustees, including Messrs. Lager, Pogue, McCormack and Ms. Weidlich. The Nominating and Corporate Governance Committee: (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's investment manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The Committee does not have a stated policy of considering nominees recommended by the Trust's shareholders. For the year ended December 31, 2006, the Nominating and Corporate Governance Committee met twice.

The Valuation Committee is composed of the Independent Trustees, including Messrs. Lager, Pogue, McCormack and Ms. Weidlich. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the Trust's valuation procedures. The Valuation Committee meets on an as-needed basis to consider valuation matters submitted for their review. For the year ended December 31, 2005, the Valuation Committee was not required to hold any meetings.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of each Fund except in the case of Mr. Putnam who owns 6.67% of the Investor Class Shares of FAM Equity – Income Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of December 31, 2005:

	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Independent Trustee Nominees
Fred “Chico” Lager	FAM Equity-Income Fund FAM Value Fund	Over $100,000 Over $100,000	Over $100,000
C. Richard Pogue	FAM Equity-Income Fund FAM Value Fund	$50,001-100,000 Over $100,000	Over $100,000
John J. McCormack	FAM Equity-Income Fund FAM Value Fund	$10,001-$50,000 $10,001-$50,000	$10,001-$50,000
Kevin McCoy	FAM Equity-Income Fund FAM Value Fund	Over $100,000 Over $100,000	Over $100,000
Barbara V. Weidlich	FAM Equity-Income Fund FAM Value Fund	$10,001-$50,000 $10,001-$50,000	$10,001-$50,000

	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Interested Trustee Nominee
Thomas O. Putnam	FAM Equity-Income Fund FAM Value Fund	Over $100,000 Over $100,000	Over $100,000

Compensation

Trustees of the Funds not employed by Fenimore Asset Management, Inc. receive from the Funds a fee of $1,000 for each Board of Trustees meeting, $8,000 annual retainer, $500 for each committee meeting, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Independent Chairman receives an additional $5,000 annual retainer. The Chairman of the Audit Committee receives an additional $750 annual retainer. The $8,000 annual retainer is distributed exclusively in shares of the Funds. Trustees who are employees of Fenimore Asset Management, Inc. do not receive compensation from the Funds.

For the fiscal year ended December 31, 2005, the Trustees standing for re-election received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Funds' investment adviser:

Independent Trustee Nominees	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex
Fred “Chico” Lager	$16,250	N/A	N/A	$16,250
C. Richard Pogue	$14,500	N/A	N/A	$14,500
John J. McCormack	$15,500	N/A	N/A	$15,500
Barabara V. Weidlich	$15,500	N/A	N/A	$15,500
Interested Trustee Nominees
Thomas O. Putnam	$0	N/A	N/A	$0

Shareholder Approval

Nominees receiving a plurality vote shall be elected. This means that the six nominees receiving the largest number of votes will be elected.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser

Fenimore Asset Management, Inc. (the “Adviser”) is the investment adviser and makes the day-to-day investment decisions for the Funds. The Adviser, which is located at 384 North Grand Street, Cobleskill, New York 12043, is registered as an investment adviser with the U.S. Securities and Exchange Commission. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the majority shareholder of Fenimore Asset Management, Inc.

Distributor

Fenimore Securities, Inc. (the “Distributor”) serves as distributor of the shares of each Fund. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the sole shareholder of Fenimore Securities, Inc.

Shareholder Servicing Agent, Fund Accounting Agent, and Fund Administrative Agent

FAM Shareholder Services, Inc. serves as the shareholder services agent, fund accounting agent, and fund administrative agent to each of the Funds pursuant to a Shareholder Services Agreement with the Trust. FAM Shareholder Services, Inc. is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the sole shareholder of FAM Shareholder Services, Inc.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PWC”) has been selected as independent auditors of the Funds for the current fiscal year. In accordance with Independence Standards Board Standard No. 1 (ISB No. 1), PWC has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by PWC to the Funds for the two most recent fiscal years of the Funds for which PWC has completed an audit is provided below.

(1)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Funds for which PWC has completed an audit (the “Reporting Periods”) for professional services rendered by PWC for the audit of the Funds’ annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
December 31, 2004	$71,073
December 31, 2005	$78,279

(2)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC that were reasonably related to the performance of the annual audit of the Funds were as follows:

Fiscal Year Ended	Audit-Related Fees
December 31, 2004	None
December 31, 2005	None
(3)

Tax Fees. The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by PWC for tax-related services in connection with the preparation and filing of certain tax returns for the Funds were as follows:

Fiscal Year Ended	Tax Fees
December 31, 2004	$10,000
December 31, 2005	$11,100
(4)

All Other Fees. PWC received $1,195 in fees from the Funds for the fiscal year ended December 31, 2005 in connection with PWC’s review of the Funds’ Registration Statement on Form N-1A. Other than these fees, there were no other fees billed in the Reporting Periods for products and services provided by PWC to the Funds other than the services reported above.

The Audit Committee of the Trust has adopted pre-approval policies and procedures relating to services provided by PWC. Pre-approval considerations include whether the proposed services are compatible with maintaining PWC’s independence. All services provided to the Funds by PWC during the Reporting Periods were pre-approved by the Audit Committee.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. The Board does not presently have a stated policy for considering nominees recommended by shareholders.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 384 North Grand Street, Cobleskill, New York 12043 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Trust and the Adviser and its affiliates. The Funds have engaged Computershare Fund Services (“CFS”), Inc. (“GSC”) to assist with the proxy solicitation at a cost of approximately $75,000, which will be paid by the Funds. Shareholders may be contacted by representatives of CFS in connection with the solicitation process.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of the Record Date the following person(s) owned beneficially or of record 5% or more of the outstanding shares of the indicated class of shares of each of the Funds:

Name of Fund	Name and Address	Percentage of Fund Shares Outstanding (%)*
FAM Value Fund Investor Shares	Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104 National Financial Services, Corp. 200 Liberty Street 5th Floor New York, NY 10281	19.54% 13.96%
FAM Equity-Income Fund Investor Shares

Charles Schwab & Co., Inc.

FBO Schwab Customers

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

200 Liberty Street 5th Floor

New York, NY 10281

Thomas O. Putnam

384 North Grand St.

Cobleskill, NY 12043

18.20% 15.53% 6.67%

Name of Fund	Name and Address	Percentage of Fund Shares Outstanding (%)*
FAM Value Fund Advisor Shares	Pershing One Pershing Plaza Jersey City, NJ 07339	86.35%
FAM Equity-Income Fund Advisor Shares	Pershing One Pershing Plaza Jersey City, NJ 07339	91.40%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

As of the Record Date, there were 20,990,712 Investor Shares and 173,642 Advisor Shares of FAM Value Fund outstanding and entitled to vote, and there were 6,596,640 Investor Shares and 183,311 Advisor Shares of FAM Equity-Income Fund outstanding and entitled to vote.

Blank Pages added in PDF FILE

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	FENIMORE ASSET MANAGEMENT TRUST	PROXY
FAM Value Fund
SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 26, 2007

The undersigned hereby appoints Joseph Bucci and Monte Thompson, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Value Fund (the “Fund”) of the Fenimore Asset Management Trust (the “Trust”), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on February 26, 2007, at 384 North Grand Street, Cobleskill, New York 12043, and at any adjournment(s) thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1 - 8 6 6 - 2 4 1 - 6 1 9 2

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	17296_FAM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	FENIMORE ASSET MANAGEMENT TRUST	PROXY
FAM Equity-Income Fund
SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 26, 2007

The undersigned hereby appoints Joseph Bucci and Monte Thompson, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Equity-Income Fund (the “Fund”) of the Fenimore Asset Management Trust (the “Trust”), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on February 26, 2007, at 384 North Grand Street, Cobleskill, New York 12043, and at any adjournment(s) thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1 - 8 6 6 - 2 4 1 - 6 1 9 2

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	17296_FAM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each Nominee.

Please vote, date and sign on the reverse and return promptly in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ¢

Proposal 1:
The election of the following six nominees as Trustees for Fenimore Asset Management Trust:		FOR	WITHHOLD	FOR ALL EXCEPT*
01.	Fred “Chico” Lager
02.	C. Richard Pogue	☐	☐	☐
03.	John McCormack
04.	Kevin McCoy
05.	Barbara Weidlich
06.	Thomas Putnam

*To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

Proposal 2:
To transact such other business as may properly come before the Meeting and adjournment(s) thereof.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.
17296_FAM